SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K/A

                               AMENDMENT NO. 1 TO

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       August 13, 1999
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                        PLANET ENTERTAINMENT CORPORATION
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               (Exact name of registrant as specified in charter)



                                    FLORIDA
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                 (State or other jurisdiction of incorporation)


       0-29776                                            33-0471728
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(Commission file number)                       (IRS employer identification no.)



           222 Highway 35, P.O. Box 4085, Middletown, New Jersey 07748
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                    (Address of principal executive offices)


Registrant's telephone number, including area code    (732) 530-8819
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          (Former name or former address, if changed since last report)

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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (c)  Exhibits.

         16.  Letter of A.J. Robbins, P.C. re: Change in Certifying Accountant.

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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PLANET ENTERTAINMENT CORPORATION
                                       (Registrant)


Dated:  October 6, 1999                By: /s/ JOHN S. ARNONE
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                                               John S. Arnone
                                               President and CEO

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